EXECUTION COPY

AMENDMENT NO. 5

Dated as of August 30, 2021 to
CREDIT AGREEMENT

Dated as of December 23, 2019

THIS AMENDMENT NO. 5 (this “Amendment”) is made as of August 30, 2021 by and among NETSTREIT, L.P., a Delaware limited liability company (the “Borrower”), NETSTREIT CORP., a Maryland real estate investment trust (the “Parent”), the Lenders parties hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 23, 2019 by and among the Borrower, the Parent, the financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended by that certain Amendment No. 1, dated as of March 27, 2020, by that certain Amendment No. 2, dated as of April 29, 2020, by that certain Amendment No. 3, dated as of July 24, 2020, by that certain Amendment No. 4, dated as of August 2, 2021 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, the Administrative Agent and the Lenders party hereto (such Lenders constituting Requisite Lenders) are willing to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree to enter into this Amendment.

1.Amendments to the Credit Agreement. Effective as of January 1, 2021, and subject to the conditions set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 10.1(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(m)Dividends and Other Restricted Payments. The Parent shall not, and shall not permit any of its Subsidiaries to, declare or make any Restricted Payment, except that:

(i)the Borrower may pay cash dividends to the Parent and the other holders of partnership interests in the Borrower, and the Parent may so distribute such cash dividends to its shareholders, so long as no Default or Event of Default exists or would result therefrom and so long as the Parent shall be in pro forma compliance with the other covenants set forth in this Section 10.1 immediately after giving effect thereto;

(ii)both (A) the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount
271385948v.6

not to exceed the greater of (x) the amount required to be distributed for the Parent to remain in compliance with Section 8.14 and (y) the amount necessary for the Parent to avoid income or excise tax under the Internal Revenue Code; and (B) Subsidiaries may pay Restricted Payments to the Borrower or any other Subsidiary of the Borrower and the Borrower or any other Subsidiary of the Parent may pay Restricted Payments to the Parent. Notwithstanding the foregoing sentence, in the event that a Default or Event of Default under Sections 11.1(a), (e) or (f) exists or would exist after giving effect to such Restricted Payment, or the Obligations have been accelerated in accordance with the terms of this Agreement, then the Parent shall not, nor shall it permit any Subsidiary to make any Restricted Payments to any Person other than to the Borrower or any Subsidiary that is a Guarantor.

2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the Administrative Agent receipt of (i) counterparts of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and the Requisite Lenders and (ii) the Consent and Reaffirmation attached hereto duly executed by each Guarantor.

3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)The execution, delivery and performance by each Loan Party of this Amendment and the Consent and Reaffirmation attached hereto are within such Loan Party’s corporate or limited liability company powers and have been duly authorized by all necessary action. This Amendment and the Consent and Reaffirmation has been duly executed and delivered by the duly authorized officers of each Loan Party party thereto and is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date).

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
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(b)The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith or constitute a course of conduct or dealing among the parties. Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

(d)This Amendment is a Loan Document.

5.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7.Entire Agreement. The Credit Agreement, as amended hereby, together with all other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

8.Successors and Assigns. This Amendment shall be binding upon the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and permitted assigns, and shall inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and the successors and permitted assigns of the Lenders and the Administrative Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. The Borrower may not assign or transfer any of its rights or Obligations under this Amendment without the prior written consent of the Administrative Agent and each Lender.

9.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, including both paper and electronic counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. This Amendment may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC
§7006, as it may be amended from time to time.

[Signature Pages Follow]
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NETSTREIT, L.P., as the Borrower

By:	/s/ Mark Manheimer
Name:	Mark Manheimer
Title:	President

NETSTREIT CORP., as the Parent

By:	/s/ Mark Manheimer
Name:	Mark Manheimer
Title:	President and Chief Executive Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ Scott S. Solis
Name:	Scott S. Solis
Title:	Managing Director
Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jennifer Power
Name:	Jennifer Power
Title:	Vice President
Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

Capital One, National Association, as a Lender

By:	/s/ Jessica W. Phillips
Name:	Jessica W. Phillips
Title:	Authorized Signatory
Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

Truist Bank, as a Lender

By:	/s/ Ryan Almond
Name:	Ryan Almond
Title:	Director
Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

Bank of Montreal, as a Lender

By:	/s/ Gwendolyn Gatz
Name:	Gwendolyn Gatz
Title:	Director
Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Travis H. Myers
Name:	Travis H. Myers
Title:	Vice President
Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

PNC Banlc, National Association, as a Lender

By:	/s/ Katie Chowdhry
Name:	Katie Chowdhry
Title:	Senior Vice President

Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

REGIONS BANK, as a Lender

By:	/s/ C. Vincent Hughes, Jr.
Name:	C. Vincent Hughes, Jr.
Title:	Vice President

Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

CITIZENS BANK, N.A., as a Lender

By:	/s/ Nan E. Delahunt
Name:	Nan E. Delahunt
Title:	Vice President

Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

ASSOCIATED BANK, NATIONAL ASSOCIATION,
a national banking association, as a Lender

By:	/s/ Heath Davis
Name:	Heath Davis
Title:	Senior Vice President

Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

Comerica Bank, as a Lender

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Senior Vice President
Signature Page to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 to the Credit Agreement dated as of December 23, 2019 (as amended by that certain Amendment No. 1, dated as of March 27, 2020, by that certain Amendment No. 2, dated as of April 29, 2020, by that certain Amendment No. 3, dated as of July 24, 2020, by that certain Amendment No. 4, dated as of August 2, 2021 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among NetSTREIT, L.P., as Borrower, NetSTREIT Corp., as the Parent, the financial institutions from time to time party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 5 is dated as of August 30, 2021 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents and herein shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: August 30, 2021
[Signature Page Follows]

NETSTREIT CORP.
By:	/s/ Mark Manheimer
Name:	Mark Manheimer
Title:	President and Chief Executive Officer

NETSTREIT GP, LLC
By:	/s/ Mark Manheimer
Name:	Mark Manheimer
Title:	President
NETSTREIT MANAGEMENT, LLC
By:	/s/ Mark Manheimer
Name:	Mark Manheimer
Title:	President

NETSTREIT MANAGEMENT TRS, LLC
By:	/s/ Mark Manheimer
Name:	Mark Manheimer
Title:	President

NS RETAIL HOLDINGS, LLC
By:	/s/ Mark Manheimer
Name:	Mark Manheimer
Title:	President

Signature Page to Consent and Reaffirmation to Amendment No. 5 to Credit Agreement
NETSTREIT, L.P.